T.A. U.S. Core Equity 2 Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFTCX)

Summary Prospectus

February 28, 2016

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2016, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the T.A. U.S. Core Equity 2 Portfolio is to achieve long-term capital appreciation while considering federal income tax implications of investment decisions.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the T.A. U.S. Core Equity 2 Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.22%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.24%

EXAMPLE

This Example is meant to help you compare the cost of investing in the T.A. U.S. Core Equity 2 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$25	$77	$135	$306

PORTFOLIO TURNOVER

The T.A. U.S. Core Equity 2 Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the T.A. U.S. Core Equity 2 Portfolio’s performance. During the most recent fiscal year, the T.A. U.S. Core Equity 2 Portfolio’s portfolio turnover rate was 7% of the average value of its investment portfolio.

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Principal Investment Strategies

When constructing the T.A. U.S. Core Equity 2 Portfolio’s investment portfolio, Dimensional Fund Advisors LP (the “Advisor”) intends to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When consistent with the Portfolio’s investment policies, the Advisor will buy and sell securities for the Portfolio considering the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

The T.A. U.S. Core Equity 2 Portfolio purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe. The Advisor generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Advisor. The Portfolio’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value.

As a non-fundamental policy, under normal circumstances, the T.A. U.S. Core Equity 2 Portfolio will invest at least 80% of its net assets in securities of U.S. companies. The percentage allocation of the assets of the T.A. U.S. Core Equity 2 Portfolio to securities of the largest U.S. growth companies will generally be reduced from between 5% and 35% of their percentage weight in the U.S. Universe. For example, as of December 31, 2015, securities of the largest U.S. growth companies comprised 33% of the U.S. Universe and the Advisor allocated approximately 14% of the T.A. U.S. Core Equity 2 Portfolio to securities of the largest U.S. growth companies. The percentage by which the T.A. U.S. Core Equity 2 Portfolio’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements. The Advisor may also adjust the representation in the T.A. U.S. Core Equity 2 Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity management, profitability, and other factors that the Advisor determines to be appropriate, given market conditions. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The T.A. U.S. Core Equity 2 Portfolio may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust

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market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to use derivatives for purposes of speculation or leveraging investment returns.

The T.A. U.S. Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the T.A. U.S. Core Equity 2 Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Tax Advantage Strategy Risk: An investment strategy that considers the tax implications of investment decisions may alter the construction of the T.A. U.S. Core Equity Portfolio and affect the portfolio holdings, when compared to those of non-tax managed mutual funds. The Advisor anticipates that performance of the Portfolio may deviate from that of non-tax managed mutual funds.

Derivatives Risk: Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the T.A. U.S. Core Equity 2 Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of that derivative. Derivative instruments are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the T.A. U.S. Core Equity 2 Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does

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not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The T.A. U.S. Core Equity 2 Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the T.A. U.S. Core Equity 2 Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the T.A. U.S. Core Equity 2 Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A negative pre-tax total return translates into a higher after-tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale.

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T.A. U.S. Core Equity 2 Portfolio—Total Returns

January 2008-December 2015
Highest Quarter	Lowest Quarter
18.98% (7/09–9/09)	-24.21% (10/08–12/08)

Annualized Returns (%)

Periods ending December 31, 2015

	1 YEAR	5 YEARS	SINCE 10/4/07 INCEPTION
T.A. U.S. Core Equity 2 Portfolio
Return Before Taxes	-2.53%	11.18%	5.81%
Return After Taxes on Distributions	-2.91%	10.70%	5.44%
Return After Taxes on Distributions and Sale of Portfolio Shares	-1.10%	8.90%	4.61%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	0.48%	12.18%	5.83%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the T.A. U.S. Core Equity 2 Portfolio. The following individuals are responsible for coordinating the day to day management of the T.A. U.S. Core Equity 2 Portfolio:

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Henry F. Gray, Vice President of the Advisor, has been Head of Global Equity Trading since 2006.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the T.A. U.S. Core Equity 2 Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the T.A. U.S. Core Equity 2 Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions generally will be taxed as ordinary income when withdrawn from the plan or account.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400 RRD022816-DFTCX 00161517